UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2021 (October 22, 2021)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 22, 2021, Innovative Payment Solutions, Inc. (the “Company”) conducted its 2021 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 353,951,679 shares outstanding as of the record date (the “Voting Stock”). No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting.

The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 254,893,713 shares. At the Annual Meeting, the Company’s stockholders (i) elected each of William D. Corbett, Richard Rosenblum, James Fuller, Madisson Corbett, Clifford Henry and David Rios as a director until the Company’s next annual meeting or until their successors shall be elected and qualified, (ii) ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for fiscal year 2021, (iii) approved an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio to be determined in the discretion of the board of directors within a range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock, (iv) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 750,000,000 shares, (v) approved the Company’s 2021 Stock Incentive Plan, (vi) approved the adjournment of the Annual Meeting, (vii) approved the advisory vote on the approval of executive compensation, and (viii) approved a three-year frequency for holding an advisory vote on approval of executive compensation on executive compensation. The Company’s stockholders did not approve the amendment to the Company’s Articles of Incorporation to provide the board with the authority to, at its discretion, fix by resolution or resolutions, the designations, rights and privileges of the company’s preferred stock. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Directors

William D. Corbett, Richard Rosenblum, James Fuller, Madisson G. Corbett, Clifford Henry and David Rios were each elected as a director to serve for a one-year term that expires at the 2022 annual meeting of stockholders or until their successors shall be elected and qualified. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
William D. Corbett	70,395,740	23,675,884	56,282,344
Richard Rosenblum	70,395,740	17,494,305	56,282,344
James Fuller	70,395,740	17,410,706	56,282,344
Madisson G. Corbett	70,395,740	25,044,212	56,282,344
Clifford W. Henry	70,395,740	17,392,019	56,282,344
David Rios	70,395,740	17,363,669	56,282,344

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm

The appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
239,555,405	12,362,974	2,975,334	0

Proposal No. 3 – Approval of Amendment to the Company’s Articles of Incorporation to Effect a Reverse Stock Split of the Issued and Outstanding Shares of Common Stock at a Ratio To Be Determined in the Discretion of the Board of Directors Within a Range of One (1) Share of Common Stock for Every Two (2) to Thirty (30) Shares of Common Stock

An amendment to the Company’s Articles of Incorporation to effect the reverse stock split at a ratio to be determined at the discretion of the Board within a range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
195,880,759	57,863,081	1,149,873	0

Proposal No. 4 – Approval of Amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock from 500,000,000 shares to 750,000,000 shares

An amendment to the Company’s Articles of Incorporation to the authorized shares of common stock from 500,000,000 shares to 750,000,000 shares was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
183,720,861	68,276,157	2,896,695	0

Proposal No. 5 – Approval of the Company’s 2021 Stock Incentive Plan

The Company’s 2021 Stock Incentive Plan was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
152,475,651	36,655,138	9,494,580	56,268,344

Proposal No. 6 – Approval of an Amendment to the Company’s Articles of Incorporation to to Provide the Board With the Authority to, at its Discretion, Fix by Resolution or Resolutions, the Designations, Rights and Privileges of the Company’s Preferred Stock

An amendment to the Company’s Articles of Incorporation to provide the board with the authority, at its discretion, to fix by resolution or resolutions, the designations, rights, and privileges of the Company’s Preferred Stock was not approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
151,318,460	40,681,950	6,624,959	56,268,344

Proposal No. 7 – Approval of The Adjournment of the Annual Meeting

The adjournment of the annual meeting was approved, however it was determined not to adjourn the Annual Meeting. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
195,814,493	46,641,407	12,437,813	0

Proposal No. 8 – Advisory Vote on the Approval of Executive Compensation

The advisory vote on the approval of executive compensation was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
151,271,699	37,633,504	9,720,166	56,268,344

Proposal No. 9 – Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation

The advisory vote regarding the frequency of future advisory votes on executive compensation was approved for three years. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
66,895,310	3,141,057	128,279,874	14,000	56,577,472

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Dated: October 26, 2021	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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